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                                                                   Exhibit 10.57

                            APPLIEDTHEORY CORPORATION
                            1500 BROADWAY, 3RD FLOOR
                               NEW YORK, NY 10036


                                 January 9, 2001


To the Investors on the Attached Schedule I:

         RE:      LETTER AGREEMENT RE DISTRIBUTION OF NEW DOCUMENTS
                   (THE "DISTRIBUTION")

         Enclosed please find the following documents (together with this letter agreement, the "NEW TRANSACTION DOCUMENTS") in connection with that certain Purchase Agreement (the "ORIGINAL PURCHASE AGREEMENT") entered into as of June 5, 2000 between AppliedTheory Corporation (the "COMPANY") and the investors on the attached distribution list (the "INVESTORS"):

                  (a) an Amended and Restated Purchase Agreement dated as of June 5, 2000 between the Investors and the Company (the "PURCHASE AGREEMENT") executed by the Company and to be signed by the Investors and which shall, upon full execution, supersede the Original Purchase Agreement;

                  (b) an Amended and Restated Registration Rights Agreement dated as of June 5, 2000 between the Investors and the Company (the "REGISTRATION RIGHTS AGREEMENT") executed by the Company and to be signed by the Investors which shall, upon full execution, supersede the original Registration Rights Agreement of even date (the "ORIGINAL REGISTRATION RIGHTS AGREEMENT");

                  (c) new Initial Warrants issued by the Company which shall, upon each Investor's acceptance, replace the Initial Warrants issued to each such Investor (collectively, the "ORIGINAL INITIAL WARRANTS"); and

                  (d) new Debentures issued by the Company which shall, upon each Investor's acceptance, replace the Debentures issued to each such Investor (the "ORIGINAL DEBENTURES" and collectively with the Original Purchase Agreement, the Original Registration Rights Agreement and the Original Initial Warrants, the "ORIGINAL TRANSACTION DOCUMENTS").

In addition, enclosed is an original of the legal opinion issued by independent counsel of the Company in connection with the issuance of the New Transaction Documents, in the form and substance as agreed to by your counsel, and an officer's certificate from the Company, in form and substance substantially similar to Exhibit 4.2(g) of the original Purchase Agreement.

Unless expressly provided to the contrary, undefined terms contained herein shall have the meaning set forth in the Purchase Agreement, the Debentures or the Initial Warrants.


         1. WAIVER OF RIGHTS AND REMEDIES. Each of the Investors severally and not jointly, and the Company, acknowledges that the closing of the transactions contemplated by the New
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Transaction Documents (the "New Closing") shall constitute a waiver of any of such party's rights and remedies under any of the Original Transaction Documents, including but not limited to, remedies available to the Investors in connection with the Company's failure to cause the Registration Statement to become effective on or before the time periods (October 3, 2000 and November 2, 2000) set forth in paragraphs (A) and (B) of Section 2(b)(i) of the Original Registration Rights Agreement. In no event shall the foregoing be construed in any way to limit the rights and remedies available to any Investor under any of the New Transaction Documents, even in the event that such rights and remedies are duplicative of the rights and remedies that were once available under the Old Transaction Documents. The Company acknowledges that the Investors have paid the Purchase Price in full.

         2. PRICES. The Company and the Investors agree on the following: (a) in the new Debentures, the Closing Price is referred to as being equal to $13.35 and the Initial Conversion Price is referred to as being equal to $16.69 and (b) in the Initial Warrants, the Exercise Price is referred to as being equal to $6.00, in each case subject to adjustment. Except for the Exercise Price, such prices are based on the Closing Date of June 5, 2000.

         3. 144 HOLDING PERIOD. Upon receipt of a legal opinion from the Investors' counsel to the Company, in the form attached hereto as Exhibit A or in such other form that is reasonably acceptable to the Company, the Company acknowledges that, consistent with the Investors' belief, the Company will recognize that all of the Initial Warrants and Debentures have a Rule 144 holding period under the Securities Act that commenced on June 5, 2000 for all purposes and further acknowledges that the Company will act in accordance with that position.

         4. PRESS RELEASE AND FORM 8-K. Promptly following the New Closing, the Company shall issue a press release in form and substance reasonably satisfactory to the Investors. If the Company fails to issue a press release within two (2) business days of the New Closing, the Investors may issue a press release covering the New Closing and complying with any legal requirements applicable to one or more of the Investors. In addition, within 17 calendar days of the New Closing, the Company shall file a Form 8-K with the SEC which discloses the transactions contemplated by the New Transaction Documents. The Investors shall have the opportunity to review such Form 8-K prior to its filing.

         5. TRANSFER. The Company hereby recognizes the transfer of all of the rights, title, obligations and interest of Gleneagles Fund Company ("GLENEAGLES") in connection with the Original Transaction Documents to DeAM Convertible Arbitrage Fund, Ltd. ("DeAM"), which occurred subsequent to the Closing Date. For convenience purposes, the Company has agreed to issue the new Initial Warrants and new Debentures to DeAM (rather than Gleneagles) and to have DeAM (rather than Gleneagles) be a party to the Purchase Agreement and Registration Rights Agreement, all as of June 5, 2000.

         6. SEC FILING. The Company shall file the amended Registration Statement prepared in connection with the New Transaction Documents within 17 calendar days of the date hereof.

         7. INDEMNITY. The Company shall indemnify each of the Investors and Gleneagles against any loss, cost or damages (including reasonable attorney's fees and expenses but excluding consequential damages) incurred as a result of the Company's breach of any
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representation, warranty, covenant or agreement in this letter agreement; or
incurred as a result of the enforcement of this indemnity.

         8. EVENT OF DEFAULT. The Company hereby agrees that a breach of or default under this letter agreement by the Company shall constitute an Event of Default (as defined in the Debentures) under the Debentures.

         9. PERMITTED INTERIM INVESTMENTS. As of September 30, 2000, Permitted Interim Investments equal approximately $11,800,000.

         10. DUE AUTHORIZATION. The Company hereby represents and warrants to each of the Investors as of the date hereof that the Company has all requisite corporate power and authority to enter into and perform this letter agreement, the other New Transaction Documents and the transactions contemplated hereby and thereby. The Company further represents and warrants that this letter agreement and the other New Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         11. MISCELLANEOUS.

                  a. The Company hereby represents that all of the Company's representations and warranties contained in the New Transaction Documents were true and correct as of June 5, 2000 and, except as set forth on Schedule 1 hereto, are true and correct as of the date hereof (except for representations and warranties made as of an earlier date, which shall be true and correct as of such date).

                  b. The Company hereby represents that it has performed all agreements and satisfied all conditions required to be performed or satisfied prior to the date hereof by the New Transaction Documents when and as required.

                  c. The Company hereby represents that no Event of Default (as defined in the Debentures) shall have occurred, be likely to occur or be threatened, and no event shall have occurred which constitutes or would constitute an Event of Default with notice or the passage of time or both, as of the date hereof.

                  d. The Company hereby acknowledges and agrees that it has no pending claims against any of the Investors and hereby releases, acquits and forever discharges each of the Investors and Gleneagles from any and all actions, causes of action, claims, demands, damages, judgments, debts, dues and suits of every kind, nature and description whatsoever, which the Company ever had, now has or may have against any Investor or Gleneagles on or by reason of any matter, cause or thing whatsoever through the date hereof (immediately prior to the execution of this letter agreement and the other New Transaction Documents).

                  e. Each of the Investors and Gleneagles hereby acknowledges and agrees that it has no pending claims against the Company and hereby releases, acquits and forever
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discharges the Company from any and all actions, causes of action, claims, demands, damages, judgments, debts, dues and suits of every kind, nature and description whatsoever, which such Investor or Gleneagles, as the case may be, ever had, now has or may have against the Company on or by reason of any matter, cause or thing whatsoever through the date hereof (immediately prior to the execution of this letter agreement and the other New Transaction Documents).

                  f. Article 6 of the Purchase Agreement (except for Section 6.5 thereof) is hereby incorporated herein by reference and shall apply to this letter agreement with such changes as may be necessary mutatis mutandis to conform to this letter agreement.

         By signing this letter agreement and signing, delivering and/or accepting, as the case may be, the New Transaction Documents, each of the Investors (severally and not jointly) and the Company agree to the terms hereof and thereof, respectively, and each of the Investors (severally and not jointly) agrees to promptly return a copy of this letter agreement bearing each of your signatures and the Original Initial Warrants and Original Debentures to the Company.

         This letter agreement may be executed in any number of counterparts, including electronically transmitted counterparts, and each of such counterparts shall for all purposes be deemed original, and all such counterparts shall together constitute but one and the same instrument.

                                   Very truly yours,

                                   APPLIEDTHEORY CORPORATION


                                   By:      /s/ David A. Buckel
                                       -----------------------------------------
                                            Name:  David A. Buckel
                                            Title: Senior Vice President / CFO



                  *** Signatures continue on the next page ***
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ACCEPTED AND AGREED TO AS OF
THE DATE FIRST ABOVE WRITTEN:

INVESTORS:

HALIFAX FUND, L.P.
By: The Palladin Group, L.P., as Attorney-in-Fact


         By:  /s/ Steven W. Weiner
             ----------------------------------------
                  Name: Steven W. Weiner
                  Title:  Managing Director

PALLADIN PARTNERS I, L.P.
By: The Palladin Group, L.P., as Attorney-in-Fact


         By:  /s/ Steven W. Weiner
             ----------------------------------------
                  Name: Steven W. Weiner
                  Title:  Managing Director

PALLADIN OVERSEAS FUND LTD.
By: The Palladin Group, L.P., as Attorney-in-Fact


         By:  /s/ Steven W. Weiner
             ----------------------------------------
                  Name: Steven W. Weiner
                  Title:  Managing Director

DeAM CONVERTIBLE ARBITRAGE FUND, LTD.
By: The Palladin Group, L.P., as Attorney-in-Fact


         By:  /s/ Steven W. Weiner
             ----------------------------------------
                  Name: Steven W. Weiner
                  Title:  Managing Director

LANCER SECURITIES (CAYMAN) LTD.
By: The Palladin Group, L.P., as Attorney-in-Fact


         By:  /s/ Steven W. Weiner
             ----------------------------------------
                  Name: Steven W. Weiner
                  Title:  Managing Director
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THE GLENEAGLES FUND COMPANY
By: The Palladin Group, L.P., as Attorney-in-Fact


         By: /s/  Steven W. Weiner
             ----------------------------------------
                  Name: Steven W. Weiner
                  Title:  Managing Director


ELLIOTT ASSOCIATES, L.P.


By:      /s/ Paul E. Singer
    -------------------------------------------------
         Name: Paul E. Singer
         Title:   General Partner


ELLIOTT INTERNATIONAL, L.P.
By: Elliott International Capital Advisors Inc., as Attorney-in-Fact


By:      /s/ Paul E. Singer
    -------------------------------------------------
         Name: Paul E. Singer
         Title:   General Partner